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                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

                  DATE OF REPORT: November 2, 1999
         (Date of earliest event reported)  OCTOBER 28, 1999

                  DOBSON COMMUNICATIONS CORPORATION
        (Exact name of registrant as specified in its charter)

          OKLAHOMA                333-23769           73-1110531
(State or other jurisdiction     (Commission         IRS Employer
      of incorporation)          File Number)     Identification No.)

13439 NORTH BROADWAY EXTENSION, SUITE 200
         OKLAHOMA CITY, OKLAHOMA                        73114
 (Address of principal executive offices)             (Zip Code)

                               (405) 529-8500
        (Registrant's telephone number, including area code)

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 28, 1999, Dobson Communications Corporation (the "Company") announced that through one of its subsidiaries, it entered into three separate definitive agreements to purchase cellular licenses and related assets for Michigan 3, Alaska 1 and Alaska 3 Rural Service Areas with transaction values of approximately $97 million, $16 million and $12 million, respectively.

(c) Exhibits

        The following exhibit is filed as a part of this report:


Exhibit
  No.        Description                     Method of Filing
-------      -----------                     ----------------
 99.1        Press Release of the Company,          (1)
             dated October 28, 1999
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 (1) Filed herewith.

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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 9, 1999                 Dobson Communications Corporation
                                       (Registrant)


                                       By /s/ Ronald L. Ripley
                                          --------------------